EXHIBIT 10.6

CROSS-INDEMNITY AGREEMENT

CROSS INDEMNITY AGREEMENT dated as of             , 2013 (the “Agreement”), is entered into between CEI Funding LLC (“CEI Funding”), OE Funding LLC (“OE Funding”) and TE Funding LLC (“TE Funding”). CEI Funding, OE Funding and TE Funding are jointly referred to herein as the “Parties” and each singly as a “Party.”

R E C I T A L S:

CEI Funding, OE Funding and TE Funding will each issue and sell phase-in-recovery bonds (respectively, the “CEI Funding LLC Bonds”, the “OE Funding LLC Bonds”, and the “TE Funding LLC Bonds”, and collectively, the “Bonds”) to FirstEnergy Ohio PIRB Special Purpose Trust 2013, a Delaware statutory trust (the “Trust”) to be formed by CEI Funding, OE Funding and TE Funding, as Settlors, pursuant to the respective Bond Purchase Agreements between each Party and the Trust.

The Trust will issue FirstEnergy Ohio PIRB Special Purpose Trust 2013 Pass-Through Trust Certificates (the “Certificates”) pursuant to a Certificate Indenture (the “Certificate Indenture”), between the Trust, and U.S. Bank National Association, as certificate trustee (the “Certificate Trustee”).

The Parties, together with the Trust and the Sponsors (as defined in the Underwriting Agreement), will enter into an Underwriting Agreement with the underwriters named therein (collectively, the “Underwriters”), pursuant to which the Underwriters will purchase the Certificates from the Trust;

The Parties, together with the Sponsors, have jointly filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement (the “Registration Statement”) on Form S-3 (Registration No. 333-187692) under the Securities Act of 1933, as amended (the “Act”) relating to the Certificates and the Bonds.

The Parties may have joint and several liability under the Act or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Registration Statement and any related free writing prospectus, preliminary or final prospectus and/or prospectus supplement used in connection therewith, and under the indemnification and contribution provisions of the Underwriting Agreement.

NOW, THEREFORE, in consideration of the promises and agreements hereinafter set forth, the Parties hereby agree as follows:

Section 1. Indemnification

(a) In the event that a Party shall become subject to any loss, claim, damage or liability (or actions in respect thereof) (collectively, a “Loss”) (i) under the Act, the Exchange Act, other Federal or state statutory law or regulation, at common law or otherwise, insofar as such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in any free writing prospectus, preliminary or final prospectus or prospectus supplement, or in any amendment thereof or supplement thereto, or that arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading, or (ii) under the Underwriting Agreement, each Party agrees to contribute to the aggregate Losses (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which a Party may be subject pro rata based on the original aggregate principal amount of Bonds issued by such Party, and will be responsible for (and to the extent necessary, reimburse the other Parties, as incurred), its pro rata share of any legal or other expenses reasonably incurred by any Party in connection with investigating or defending any such Loss or action; provided, however, that a Party will be solely liable for any Loss (and such Party agrees to indemnify the other Parties) to the extent that any such Loss arises out of or is based upon (x) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished by such Party, specifically for inclusion therein, or (y) a breach of a representation, warranty or covenant by such Party under the Underwriting Agreement. For the purposes of this Section 1(a) any information provided by The Cleveland Electric Illuminating Company will be treated as information provided by CEI Funding, any information provided by Ohio Edison Company will be treated as information provided by OE Funding, and any information provided by The Toledo Edison Company will be treated as information provided by TE Funding.

(b) If the allocation provided by Section 1(a) above is unavailable for any reason, each Party shall contribute to any such Loss in such proportion as is appropriate to reflect not only its pro rata share but also the relative fault of such Party in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations.

(c) For purposes of this Section 1, each person who controls the Parties within the meaning of either the Act or the Exchange Act, each officer of the Parties who shall have signed the Registration Statement and each director of the Parties shall have the same rights to contribution as the Parties, subject in each case to the applicable terms and conditions of this Section 1.

(d) Promptly after receipt by a Party under this Section 1 of notice of the commencement of any action, such Party will notify each other Party in writing of the commencement thereof; but the failure so to notify such other Parties (i) will not relieve such other Party from liability under Sections 1(a) and 1(b) above unless and to the extent it or they did not otherwise learn of such action and such failure results in the forfeiture by such other Party or Parties of substantial rights and defenses and (ii) will not, in any event, relieve any other Party from any obligations to the first Party other than the obligations provided in Sections 1(a) and (b) above.

Section 2. Miscellaneous

(a) Amendment. This Agreement may be amended, modified or supplemented by the Parties provided that any such amendment, modification or supplement shall be in writing and signed (or consented to in writing) by the Parties.

(b) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to either Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

(c) Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States mail, courier service, telegram, telex, telemessage, telecopy, telefax, cable or facsimile (confirmed by telephone or in writing in the case of notice to telegram, telex, telemessage, telecopy, telefax, cable or facsimile) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered, if to CEI Funding to:

CEI Funding LLC

Attention:
Facsimile:
Telephone:

2

if to OE Funding to:

OE Funding LLC

Attention:
Facsimile:
Telephone:

if to TE Funding to:

TE Funding LLC

Attention:
Facsimile:
Telephone:

(d) Entire Agreement. This Agreement embodies the entire agreement between the Parties and there have been and are no agreements, representations or warranties, oral or written among the Parties other than those set forth or provided for in this Agreement. This Agreement may not be modified or changed, in whole or in part, except by a supplemental agreement signed by each of the Parties.

(e) Nonassignability. The rights and obligations under this Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and assigns, but shall not be assignable by any Party without the prior written consent of the other Party. Nothing contained in this Agreement is intended to confer upon any person, other than the Parties to this Agreement and their respective permitted successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and shall be construed without regard to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONFIRMS AND AGREES THAT IT IS AND SHALL CONTINUE TO BE (i) SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE.

(g) Headings; References to Sections and Schedules. The headings of the Sections, paragraphs and subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, unless otherwise indicated, are references to sections of this Agreement.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first shown above.

CEI Funding LLC

By:

Name:
Title:

OE Funding LLC

By:

Name:
Title:

TE Funding LLC

By:

Name:
Title: